POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I do hereby constitute and appoint Steven S. Fishman, Frank A. Washburn, and George R. Mihalko, and each or any of them individually, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to each of them, for me and in my name, place, and stead, in any and all capacities (including, if applicable, my capacity as a director of Pamida Holdings Corporation and my capacity as a director of Pamida, Inc.), from time to time to sign one or more post-effective amendments to Registration Statement No. 33-57990 under the Securities Act of 1933, as amended, relating to $140,000,000 principal amount of 11 3/4% Senior Subordinated Notes due 2003 of Pamida, Inc. and the Guarantee of such Notes by Pamida Holdings Corporation and to file such post-effective amendments, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 23rd day of March, 1997.


                                        /s/ L. David Callaway, III
                             L. David Callaway, III


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I do hereby constitute and appoint Steven S. Fishman, Frank A. Washburn, and George R. Mihalko, and each or any of them individually, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to each of them, for me and in my name, place, and stead, in any and all capacities (including, if applicable, my capacity as a director of Pamida Holdings Corporation and my capacity as a director of Pamida, Inc.), from time to time to sign one or more post-effective amendments to Registration Statement No. 33-57990 under the Securities Act of 1933, as amended, relating to $140,000,000 principal amount of 11 3/4% Senior Subordinated Notes due 2003 of Pamida, Inc. and the Guarantee of such Notes by Pamida Holdings Corporation and to file such post-effective amendments, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 24th day of March, 1997.


                            /s/ Stuyvesant P. Comfort
                                Stuyvesant P. Comfort


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I do hereby constitute and appoint Steven S. Fishman, Frank A. Washburn, and George R. Mihalko, and each or any of them individually, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to each of them, for me and in my name, place, and stead, in any and all capacities (including, if applicable, my capacity as a director of Pamida Holdings Corporation and my capacity as a director of Pamida, Inc.), from time to time to sign one or more post-effective amendments to Registration Statement No. 33-57990 under the Securities Act of 1933, as amended, relating to $140,000,000 principal amount of 11 3/4% Senior Subordinated Notes due 2003 of Pamida, Inc. and the Guarantee of such Notes by Pamida Holdings Corporation and to file such post-effective amendments, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 11th day of March, 1997.


                               /s/ Saleem Muqaddam
                               M. Saleem Muqaddam


                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that I do hereby constitute and appoint Steven S. Fishman, Frank A. Washburn, and George R. Mihalko, and each or any of them individually, as my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution to each of them, for me and in my name, place, and stead, in any and all capacities (including, if applicable, my capacity as a director of Pamida Holdings Corporation and my capacity as a director of Pamida, Inc.), from time to time to sign one or more post-effective amendments to Registration Statement No. 33-57990 under the Securities Act of 1933, as amended, relating to $140,000,000 principal amount of 11 3/4% Senior Subordinated Notes due 2003 of Pamida, Inc. and the Guarantee of such Notes by Pamida Holdings Corporation and to file such post-effective amendments, with all exhibits thereto and other documents in connection therewith, with the
Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them individually, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have executed this Power of Attorney this 21st day of March, 1997.


                               /s/ Peter J. Sodini
                                 Peter J. Sodini